SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

IBERIABANK Corporation (the “Company”), the holding company for IBERIABANK and Pulaski Bank and Trust Company, has established two Connecticut statutory subsidiaries, IBERIABANK Statutory Trust VI and IBERIABANK Statutory Trust VII (collectively, the “Trusts”), which completed the sale of $25,000,000 of capital securities on November 9, 2007. The Trusts issued the capital securities at an annual rate equal to the three month LIBOR rate plus 2.64%. The capital securities mature in 2037, and can be called without penalty beginning in 2012. The Trusts simultaneously issued the Trusts’ common securities to the Company for an aggregate purchase price of $775,000, which constitutes all of the issued and outstanding common securities of the Trusts. The Trusts used the proceeds from the sale of the capital securities and common securities to purchase the Company’s junior subordinated debt securities due 2037 (the “Debt Securities”).

The Debt Securities were issued pursuant to Indentures entered into between the Company and U.S. Bank National Association, as trustee, each dated as of November 9, 2007, copies of which are attached hereto as Exhibits 4.1 and 4.2. The terms of the Debt Securities are substantially the same as the terms of the capital securities. The interest payments by the Company will be used by the Trusts to pay the quarterly distributions to the holders of the capital securities. The Indentures permit the Company to redeem the Debt Securities after December 15, 2012.

The terms of the capital securities are governed by Amended and Restated Declarations of Trust, each dated as of November 9, 2007, copies of which are attached hereto as Exhibits 10.1 and 10.3, between the Company, as sponsor, U.S. Bank National Association, as institutional trustee, and the administrators named therein.

Pursuant to Guarantee Agreements, each dated as of November 9, 2007, between the Company and U.S. Bank National Association, as trustee, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the capital securities. The obligations of the Company under the Guarantee Agreements, copies of which are attached hereto as Exhibits 10.2 and 10.4, are subordinate to all of the Company’s senior debt.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01, which is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. Copies of the Indentures, Declarations of Trust and Guarantee Agreements relating to the trust preferred issuance by IBERIABANK Statutory Trust VI and IBERIABANK Statutory Trust VII are attached as Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of November 9, 2007, between IBERIABANK Corporation and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VI.

4.2	Indenture, dated as of November 9, 2007, between IBERIABANK Corporation and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VII.

10.1	Amended and Restated Declaration of Trust, dated as of November 9, 2007, among IBERIABANK Corporation, as sponsor, U.S. Bank National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VI.

10.2	Guarantee Agreement, dated as of November 9, 2007, between IBERIABANK Corporation, as guarantor, and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VI.

10.3	Amended and Restated Declaration of Trust, dated as of November 9, 2007, among IBERIABANK Corporation, as sponsor, U.S. Bank National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VII.

10.4	Guarantee Agreement, dated as of November 9, 2007, between IBERIABANK Corporation, as guarantor, and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VII.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: November 13, 2007	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
4.1	Indenture, dated as of November 9, 2007, between IBERIABANK Corporation and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VI.

4.2	Indenture, dated as of November 9, 2007, between IBERIABANK Corporation and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VII.

10.1	Amended and Restated Declaration of Trust, dated as of November 9, 2007, among IBERIABANK Corporation, as sponsor, U.S. Bank National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VI.

10.2	Guarantee Agreement, dated as of November 9, 2007, between IBERIABANK Corporation, as guarantor, and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VI.

10.3	Amended and Restated Declaration of Trust, dated as of November 9, 2007, among IBERIABANK Corporation, as sponsor, U.S. Bank National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VII.

10.4	Guarantee Agreement, dated as of November 9, 2007, between IBERIABANK Corporation, as guarantor, and U.S. Bank National Association, as trustee, with respect to IBERIABANK Statutory Trust VII.